================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 10, 2006
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      001-31810                 22-3720962
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


       55 Madison Avenue, Suite 300, Morristown, New Jersey            07960
             (Address of principal executive offices)               (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                                TABLE OF CONTENTS

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING


On April 10, 2006, the Company received notification that its Class A common stock (the "Common Stock") has been approved for listing on The Nasdaq National Market ("NASDAQ"). On April 11, 2006, officers of the Company, pursuant to authorization by the Board of Directors, informed the American Stock Exchange ("AMEX") that (1) the Company expects to voluntarily cease trading on the AMEX, effective after the close of trading on April 17, 2006 and (2) the Company intends to transfer its listing to NASDAQ. The Company's Common Stock will continue to trade on the AMEX under the symbol "AIX" until such time.


The Company anticipates that its common stock will commence trading on NASDAQ on or about April 18, 2006, and will trade under the new symbol "AIXD".


A copy of the press release announcing the transfer of the Company's listing to NASDAQ is attached as Exhibit 99.1 to this report.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.


         (c) EXHIBITS.

                  99.1 Access Integrated Technologies, Inc. press release, dated April 11, 2006.

                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Dated as of  April 12, 2006
                                            ACCESS INTEGRATED TECHNOLOGIES, INC.


                                            By:      /s/ Brian D. Pflug
                                                    ----------------------------
                                            Name:   Brian D. Pflug
                                            Title:  Senior Vice President--
                                                    Accounting and Finance

                                  EXHIBIT INDEX


         99.1 Access Integrated Technologies, Inc. press release, dated April 11, 2006.